UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported) JANUARY 18, 2012

                        Commission File Number 000-53774


                          EARTH DRAGON RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                                                  N/A
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       Azaban Green Terrace St.
    3-20-1 Minami Azabu Minato-ku
            Tokyo, Japan                                         106-0047
(Address of principal executive offices)                        (Zip Code)

                                81-(0)3-6859-8532
              (Registrant's telephone number, including area code)
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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 18, 2012, Earth Dragon Resources, Inc., a Nevada corporation (referred to herein as "we", "us", "our" and "our company" and "Earth Dragon"), entered into a Share Exchange Agreement with Project X, Inc., a private Nevada corporation (the "Project X") and the shareholders of the Earth Dragon (the "Agreement"), whereby pursuant to the terms and conditions of the Agreement, the shareholders of Project X will acquire Eight Million Five Hundred Seventy Thousand (8,570,000) shares of our common stock, in exchange for all of the issued and outstanding shares of Project X. Project X will be held and operated as the Company's wholly-owned subsidiary. The issuance of such shares of our common stock will not involve any public offering, general advertising or solicitation. At the time of the issuance, and prior thereto, the shareholders of Project X have fair access to and was in possession of all available material information about our company. The shares will bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act.

The closing of the transactions in the agreement are contingent upon satisfaction of closing conditions listed in the Agreement, which includes Project X providing its audited annual financial statements and unaudited interim financial statements, as required by Regulation S-X. A copy of the Agreement is attached hereto as Exhibit 2.1.Within ninety (90) days from the closing of the Agreement, we will file an amendment to this Form 8-K to include such financial statements, pro forma financial statements showing the effects of the acquisition.

The issuance of the securities above will be effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

Project X was formed on June 1, 2011, for the purpose of entering in to a Joint Venture with Deep Marine Salvage Inc., a Nevis Corporation ("DMS"). The purpose of the Joint Venture is to engage in the business of locating and recovering valuable cargo from ships lost throughout the world's oceans. On July 20, 2011, Project X and DMS entered into a Joint Venture Agreement (the "JV Agreement") to set forth the terms of the parties' agreement to create and operate such Joint Venture (the "JV"). The JV's business strategy is to recover/salvage World War I and World War II commodity cargo shipwrecks that have been identified by the DMS research team that contain valuable bulk high value cargos that can be profitably recovered using proprietary recovery equipment, techniques and procedures developed by Deep Marine Salvage.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

10.5 Share Exchange Agreement

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 20, 2012

EARTH DRAGON RESOURCES


By: /s/ Thomas Herdman
    ------------------------------------
Name:  Thomas Herdman
Title: President

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